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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 25049


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


Date of Report (Date of earliest event reported): September 26, 1999.


                         Westinghouse Air Brake Company
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             (Exact name of registrant as specified in its charter)


          Delaware                    1-13782               25-1615902
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(State or other jurisdiction     (Commission file   (IRS Employer Identification
     of incorporation)                number)                 Number)


           1001 Air Brake Avenue
         Wilmerding, Pennsylvania                          15148
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(Address of principal executive offices)                  Zip Code


Registrant's telephone number, including area code:  (412) 825-1000


                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On September 26, 1999, MotivePower Industries, Inc., a Pennsylvania corporation ("MotivePower"), and Westinghouse Air Brake Company, a Delaware corporation ("WABCO"), agreed to amend and restate the Agreement and Plan of Merger dated as of June 2, 1999, as amended as of July 19, 1999, between MotivePower and WABCO (the "Amended and Restated Merger Agreement") to provide for the merger of MotivePower with and into WABCO (the "Merger"). In the Merger, each share of MotivePower Common Stock, par value $0.01 per share (the "MotivePower Common Stock"), together with any associated MotivePower Right (as defined in Section 3.2(a) of the Amended and Restated Merger Agreement), not owned directly or indirectly by MotivePower or WABCO, will be converted into
0.66 shares of WABCO's Common Stock, par value $0.01 per share (the "WABCO Common Stock"). WABCO and MotivePower issued a joint press release announcing the execution of the Amended and Restated Merger Agreement on September 27, 1999, a copy of which is filed as Exhibit 99.1 hereto and which is incorporated herein by reference.

         The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and will be accounted for as a pooling of interests.

         Consummation of the Merger is subject to various conditions, including:
(i) approval and adoption of the Amended and Restated Merger Agreement and the Merger by the shareholders of each of WABCO and MotivePower; (ii) registration of the shares of WABCO Common Stock to be issued in the Merger under the Securities Act of 1933, as amended (the "Securities Act"); (iii) receipt of opinions of counsel as to the federal tax treatment of certain aspects of the Merger; and (iv) satisfaction of certain other conditions.

         The Amended and Restated Merger Agreement and the transactions contemplated thereby will be submitted for adoption and approval at the meetings of the shareholders of each of MotivePower and WABCO. Prior to such meetings, WABCO will file a registration statement with the Securities and Exchange Commission registering under the Securities Act the WABCO Common Stock to be issued in the Merger. Such shares of WABCO Common Stock will be offered to MotivePower shareholders pursuant to a prospectus that will also serve as a joint proxy statement for the shareholders' meetings.

         MotivePower and WABCO have also entered into an Amendment to Amended and Restated Agreement and Plan of Merger dated as of October 4, 1999 (the "Amendment") in order to make the by-laws of the combined company consistent with the terms agreed upon by the parties and in certain other minor respects.

         The foregoing summary of the Amended and Restated Merger Agreement and the Amendment is qualified in its entirety by reference to the text of the Amended and Restated Merger Agreement and the Amendment, copies of which are filed as Exhibits 2.1 and 2.2 hereto and which are incorporated herein by reference.

         In connection with the execution of the Amended and Restated Merger Agreement, MotivePower and WABCO agreed to amend and restate the WABCO Stock Option Agreement dated as of June 2, 1999 (the "Amended and Restated WABCO Option Agreement"). Under the Amended and Restated WABCO Option Agreement, WABCO granted MotivePower an option (the "WABCO Option") to purchase up to approximately 19% of the outstanding shares of WABCO Common Stock (before giving effect to the WABCO Option) exercisable in the circumstances


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specified in the Amended and Restated WABCO Option Agreement. MotivePower and
WABCO also agreed to amend and restate the MotivePower Stock Option Agreement dated as of June 2, 1999 (the "Amended and Restated MotivePower Stock Option Agreement"). Under the Amended and Restated MotivePower Option Agreement, MotivePower granted WABCO an option (the "MotivePower Option") to purchase up to approximately 19% of the outstanding shares of MotivePower Common Stock (before giving effect to the MotivePower Option) exercisable in the circumstances specified in the Amended and Restated MotivePower Option Agreement.

         The foregoing summaries of the Amended and Restated WABCO Option Agreement and the Amended and Restated MotivePower Option Agreement are qualified in their entirety by reference to the text of such agreements, copies of which are filed as Exhibits 2.3 and 2.4 hereto and which are incorporated herein by reference.

         In connection with the execution of the Amended and Restated Merger Agreement, Motive Power and certain stockholders of WABCO entered into a voting agreement dated as of September 26, 1999 (the "WABCO Voting Agreement"), pursuant to which, subject to limited exceptions, such stockholders have agreed to vote their shares of WABCO Common Stock in favor of the proposals to approve and adopt the Merger and the Amended and Restated Merger Agreement and to take certain other actions. Also in connection with the execution of the Amended and Restated Merger Agreement, WABCO and John C. Pope, a stockholder of MotivePower, entered into a voting agreement dated as of September 26, 1999 (the "MotivePower Voting Agreement"), pursuant to which, subject to limited exceptions, Mr. Pope has agreed to vote his shares of MotivePower Common Stock in favor of the proposals to approve and adopt the Merger and the Amended and Restated Merger Agreement and to take certain other actions.

         The foregoing summaries of the WABCO Voting Agreement and the MotivePower Voting Agreement are qualified in their entirety by reference to the text of such agreements, copies of which are filed as Exhibits 10.1 and 10.2 hereto and which are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)--(b) Not applicable.

         (c)      Exhibits.

         2.1 Amended and Restated Agreement and Plan of Merger, dated as of September 26, 1999, between MotivePower Industries, Inc. and Westinghouse Air Brake Company (with exhibits thereto).

         2.2 Amendment to Amended and Restated Agreement and Plan of Merger, dated as of October 4, 1999, between MotivePower Industries, Inc. and Westinghouse Air Brake Company (with exhibit thereto).

         2.3 Amended and Restated WABCO Stock Option Agreement, dated as of September 26, 1999, between MotivePower Industries, Inc. and Westinghouse Air Brake Company.



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         2.4      Amended and Restated MotivePower Stock Option Agreement, dated as of September 26, 1999, between MotivePower Industries, Inc. and Westinghouse Air Brake Company.

         10.1 Voting Agreement, dated as of September 26, 1999, between Westinghouse Air Brake Company and John C. Pope, a stockholder of MotivePower Industries, Inc.

         10.2 Voting Agreement, dated as of September 26, 1999, among MotivePower Industries, Inc. and certain stockholders of Westinghouse Air Brake Company.

         99.1 Text of joint press release dated September 27, 1999, issued by MotivePower Industries, Inc. and Westinghouse Air Brake Company.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            WESTINGHOUSE AIR BRAKE COMPANY



Date:  October 13, 1999                    By: /s/ Robert J. Brooks
                                               ----------------------------
                                                    Robert J. Brooks
                                                    Vice President and
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX


        Exhibit
        Number    Description of Exhibit
        ------    ----------------------

         2.1 Amended and Restated Agreement and Plan of Merger, dated as of September 26, 1999, between MotivePower Industries, Inc. and Westinghouse Air Brake Company (with exhibits thereto).

         2.2 Amendment to Amended and Restated Agreement and Plan of Merger, dated as of October 4, 1999, between MotivePower Industries, Inc. and Westinghouse Air Brake Company (with exhibit thereto).

         2.3 Amended and Restated WABCO Stock Option Agreement, dated as of September 26, 1999, between MotivePower Industries, Inc. and Westinghouse Air Brake Company.

         2.4 Amended and Restated MotivePower Stock Option Agreement, dated as of September 26, 1999, between MotivePower Industries, Inc. and Westinghouse Air Brake Company.

         10.1 Voting Agreement, dated as of September 26, 1999, between Westinghouse Air Brake Company and John C. Pope, a stockholder of MotivePower Industries, Inc.

         10.2 Voting Agreement, dated as of September 26, 1999, among MotivePower Industries, Inc. and certain stockholders of Westinghouse Air Brake Company.

         99.1 Text of joint press release dated September 27, 1999, issued by MotivePower Industries, Inc. and Westinghouse Air Brake Company.